Exhibit 99.1

Bank of Hawaii Corporation Third Quarter 2005 Financial Results

•      Diluted Earnings Per Share $0.85; Net Income $44.8 Million

•      Board of Directors Increases Dividend to $0.37 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 24, 2005) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.85 for the third quarter of 2005, an increase from diluted earnings per share of $0.78 in the third quarter of 2004 and a decrease from $0.87 in the second quarter of 2005.  Net income for the third quarter of 2005 was $44.8 million, up $1.8 million from net income of $43.1 million in the third quarter of 2004 and down $1.6 million from net income of $46.4 million in the second quarter of 2005.  Net income for the third quarter of 2005 included a provision for credit losses of $3.0 million ($1.9 million after tax or $0.04 per diluted share).

Return on average assets for the third quarter of 2005 was 1.74 percent, compared to 1.77 percent in the third quarter of 2004 and 1.87 percent in the second quarter of 2005.  Return on average equity was 24.61 percent for the third quarter of 2005, up from 23.42 percent in the same quarter last year and down from 25.98 percent in the previous quarter.

“We are pleased with Bank of Hawaii Corporation’s financial performance for the third quarter of 2005,” said Allan R. Landon, Chairman and CEO.  “We increased revenue, loans and deposits, and maintained reasonable expense levels.  Although we returned to provisioning for credit losses during the quarter, our credit quality and the Hawaii economy remain strong.”

For the nine months ended September 30, 2005, net income was $136.8 million, up $9.7 million or 7.6 percent from net income of $127.1 million for the same period last year.  Diluted earnings per share were $2.55 for the first nine months of 2005, an increase from $2.26 for the first nine months of 2004.  Year-to-date results for 2005 include the previously mentioned $3.0 million provision for credit losses compared to a return to income of $3.5 million in the same period last year resulting from the release of a portion of the allowance for loan and lease losses.

The return on average assets for the nine months ended September 30, 2005 was 1.83 percent, up from 1.74 percent for the same period in 2004.  The year-to-date return on average equity was 24.72 percent, up from 22.48 percent for the nine months ended September 30, 2004.

- more -

130 Merchant Street • PO Box 2900 • Honolulu HI 96846-6000 • Fax 808-537-8440 • Website www.boh.com

Financial Highlights

Net interest income, on a taxable equivalent basis, for the third quarter of 2005 was $102.0 million, up $3.2 million from $98.8 million in the third quarter of 2004 and up $0.9 million from $101.1 million in the second quarter of 2005.  The increase in net interest income was largely due to growth in loans and higher average yields on the investment securities and loan portfolios.  Partially offsetting the positive increase in interest income was an increase in interest expense resulting from selective rate increases on interest-bearing deposits.  An analysis of the change in net interest income from the previous quarter is included in Table 6.

The net interest margin was 4.30 percent for the third quarter of 2005, a 9 basis point decrease from 4.39 percent in the prior year quarter and a 6 basis point decrease from 4.36 percent in the second quarter of 2005.  The decrease in the net interest margin compared to the previous quarter was largely due to a higher level of liquidity.  The decrease in the net interest margin compared to the same quarter last year was largely due to the effects of the flattening yield curve.

As previously mentioned, the Company recorded a provision for credit losses of $3.0 million in the third quarter of 2005.  Charge-offs during the quarter of $15.3 million included a $10.0 million write-off of a fully reserved aircraft lease and were partially offset by recoveries of $2.3 million. The Company did not recognize a provision for credit losses during the third quarter of 2004 or during the second quarter of 2005.

Non-interest income was $55.5 million for the third quarter of 2005, an increase of $2.5 million or 4.6 percent compared to non-interest income of $53.1 million in the third quarter of 2004.  Non-interest income in the third quarters of 2005 and 2004 included gains of $3.4 million and $5.2 million, respectively, on the sale of assets at the end of leveraged leases.  Excluding these items, non-interest income increased $4.3 million or 9.0 percent over the same quarter last year.  Non-interest income increased $4.8 million or 9.6 percent compared to $50.7 million in the second quarter of 2005.

Non-interest expense was $84.6 million in the third quarter of 2005, up $0.4 million or 0.5 percent from non-interest expense of $84.2 million in the same quarter last year and up $5.6 million or 7.1 percent from $79.0 million in the second quarter of 2005.  Included in the third quarter of 2005 were previously announced charges of $3.8 million for legal and other expenses related to the mutual fund business.  An analysis of salary and benefit expenses is included in Table 7.

The efficiency ratio for the third quarter of 2005 was 53.72 percent, an improvement from 55.45 percent in the same quarter last year and up from 52.07 percent in the previous quarter.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services Group, and Treasury and Other Corporate.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Tables 11a and 11b.

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Asset Quality

Overall asset quality remained strong and stable during the third quarter of 2005.  Non-performing assets were $8.3 million at the end of the third quarter of 2005, a decrease of $2.7 million, or 24.5 percent, compared to non-performing assets of $10.9 million at the end of the previous quarter and a decrease of $7.7 million, or 48.4 percent, compared to $16.0 million at the end of the same quarter last year.  At September 30, 2005 the ratio of non-performing assets to total loans, foreclosed real estate, and other investments was 0.13 percent compared with 0.18 percent at June 30, 2005 and 0.27 percent at September 30, 2004.

Non-accrual loans were $7.2 million at September 30, 2005, a reduction of $2.8 million, or 28.1 percent, from $9.9 million at June 30, 2005 and down $8.6 million, or 54.6 percent, from $15.8 million at September 30, 2004.  Non-accrual loans as a percentage of total loans were 0.12 percent at September 30, 2005, down from 0.16 percent at June 30, 2005 and from 0.27 percent at September 30, 2004.

Net charge-offs for the third quarter of 2005 were $13.0 million, or 0.84 percent (annualized) of total average loans, including the previously mentioned write-off of an aircraft lease.  Net charge-offs in the previous quarter were $3.7 million, or 0.25 percent (annualized) of total average loans.  In the third quarter of 2004, net charge-offs were $0.3 million, or 0.02 percent (annualized) of total average loans.  Net charge-offs for the first nine months of 2005 were $20.4 million, or 0.45 percent (annualized) of total average loans compared to $0.9 million or 0.02 percent (annualized) of total average loans in the same period last year.  Net charge-offs in the first nine months of 2004 included a $6.0 million recovery of a previously charged-off loan from the divested Asia business.

The allowance for loan and lease losses was $91.7 million at September 30, 2005, down from $101.6 million at June 30, 2005 and down from $124.7 million at September 30, 2004. The $9.9 million decrease in the allowance from the previous quarter was primarily due to net charge-offs.  The decrease from the previous year is largely due to net charges-offs, $6.5 million returned to income from releases of the allowance for loan and lease losses during 2004 and $6.8 million reclassified to other liabilities for potential losses related to unfunded commitments to extend credit.  The allowance for unfunded commitments was $4.5 million at September 30, 2005, down from $4.6 million at June 30, 2005.

The ratio of the allowance for loan and lease losses to total loans was 1.48 percent at September 30, 2005.  The decrease from the ratio of 1.65 percent at June 30, 2005 was largely due to the previously mentioned write-off of an aircraft lease.  The ratio of the allowance for loan and lease losses to total loans was 2.14 percent at September 30, 2004.  If the allowance for unfunded commitments had been reclassified at September 30, 2004, the ratio would have been 2.03 percent.

Credit exsposure to the air transportation industry is summarized in Table 8.

Other Financial Highlights

Total assets were $10.09 billion at September 30, 2005, up from $10.06 billion at June 30, 2005 and up from $9.59 billion at September 30, 2004.  Total loans and leases were $6.20 billion at September 30, 2005, up from $6.15 billion at June 30, 2005 and up from $5.82 billion at September 30, 2004.

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Commercial loan outstandings were $2.20 billion at September 30, 2005, essentially flat with June 30, 2005 and up from $2.02 billion at September 30, 2004.  Strong commercial loan originations and advances during the third quarter of 2005 were offset by payoff activity.  Consumer loan outstandings were $4.00 billion at September 30, 2005, up from $3.95 billion at June 30, 2005 and up from $3.79 billion at September 30, 2004.  Growth in residential mortgage and home equity lending continues to be supported by robust construction activity and the strong Hawaii housing market.

Total deposits at September 30, 2005 were $7.76 billion, up from $7.73 billion at June 30, 2005 and up from $7.41 billion at September 30, 2004.  Non-interest-bearing demand and savings accounts balances decreased during the quarter as customers shifted funds to higher rate interest-bearing accounts and time deposits.

During the third quarter of 2005, Bank of Hawaii Corporation repurchased 762.7 thousand shares of common stock at a total cost of $38.8 million under its share repurchase program.  The average cost was $50.85 per share repurchased.  From the beginning of the share repurchase program in July 2001 through September 30, 2005, the Company has repurchased a total of 39.4 million shares and returned $1.3 billion to the shareholders at an average cost of $33.03 per share.  From October 1, 2005 through October 21, 2005, the Company repurchased 75.0 thousand shares of common stock at an average cost of $48.66 per share.  Remaining buyback authority under the share repurchase program was $46.6 million at October 21, 2005.

The Company’s capital and liquidity remain strong.  At September 30, 2005 the Tier 1 leverage ratio was 6.98 percent compared to 7.14 percent at June 30, 2005 and 7.69 percent at September 30, 2004.

The Company’s Board of Directors declared a quarterly cash dividend of $0.37 per share on the Company’s outstanding shares.  The dividend will be payable on December 14, 2005 to shareholders of record at the close of business on November 30, 2005.

Financial Outlook

Bank of Hawaii Corporation currently estimates net income for the full year of 2005 will be approximately $179 million to $181 million.  The Company performs a quarterly analysis of credit quality to determine the adequacy of the reserve for credit losses.  The results of this analysis determine the timing and amount of the provision for credit losses.

Conference Call Information

The Company will review its third quarter 2005 financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The presentation will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  The conference call number is 866-700-7477 in the United States or 617-213-8840 for international callers.  No confirmation code is required to access the call.  A replay will be available for one week beginning Monday, October 24, 2005 by calling 888-286-8010 in the United States or 617-801-6888 for international callers and entering the number 43957291 when prompted.  A replay of the presentation will also be available via the Investor Relations link of the Company’s web site.

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Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa and the West Pacific.   The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

Forward-Looking Statements

This news release, including the statements under the caption “Financial Outlook,” contains, and other statements made by the Company may contain, forward-looking statements concerning, among other things, the economic and business environment in our service area and elsewhere, growth in the lending portfolio, credit quality, anticipated net income and other financial and business matters in future periods.  Our forward-looking statements are based on numerous assumptions, any of which could prove to be inaccurate and actual results may differ materially from those projected for a variety of reasons, including, but not limited to:
1) unanticipated changes in business and economic conditions, the competitive environment, fiscal and monetary policies, taxing authority interpretations, legislation in Hawaii and the other markets we serve, or the timing and interpretation of accounting standards; 2) changes in our credit quality or risk profile that may increase or decrease the required level of reserve for credit losses; 3) changes in market interest rates that may affect our credit markets and ability to maintain our net interest margin; 4) unpredictable costs and other consequences of legal or regulatory matters involving the Company; 5) changes to the amount and timing of our proposed equity repurchases; 6) real or threatened acts of war or terrorist activity affecting business conditions; and 7) adverse weather, public health and other natural conditions impacting the Company and its customers’ operations.  We do not undertake an obligation to update forward-looking statements to reflect later events or circumstances.

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5

Bank of Hawaii Corporation and Subsidiaries
Highlights (Unaudited)	Table 1

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(dollars in thousands except per share amounts)	2005	2004	2005	2004

For the Period:
Interest Income	$129,234	$114,397	$373,497	$337,643
Net Interest Income	101,960	98,779	303,657	290,659
Net Income	44,829	43,067	136,780	127,098
Basic Earnings Per Share	0.87	0.82	2.62	2.40
Diluted Earnings Per Share	0.85	0.78	2.55	2.26
Dividends Declared Per Share	0.33	0.30	0.99	0.90

Net Income to Average Total Assets (ROA)	1.74%	1.77%	1.83%	1.74%
Net Income to Average Shareholders’ Equity (ROE)	24.61	23.42	24.72	22.48
Net Interest Margin [1]	4.30	4.39	4.36	4.29
Efficiency Ratio [2]	53.72	55.45	52.90	56.40

Average Assets	$10,196,047	$9,668,495	$10,004,968	$9,746,283
Average Loans and Leases	6,170,302	5,796,350	6,087,629	5,770,642
Average Deposits	7,833,638	7,479,776	7,756,789	7,390,682
Average Shareholders’ Equity	722,758	731,583	739,721	755,075
Average Equity to Average Assets	7.09%	7.57%	7.39%	7.75%

			September 30,
			2005	2004
At Period End:
Net Loans			$6,110,892	$5,690,924
Total Assets			10,085,235	9,594,809
Deposits			7,756,586	7,413,240
Long-Term Debt			242,692	252,619
Shareholders’ Equity			696,311	756,707

Allowance to Loans and Leases Outstanding			1.48%	2.14%
Dividend Payout Ratio			37.80	37.57
Leverage Ratio			6.98	7.69

Book Value Per Common Share			$13.58	$14.27

Employees (FTE)			2,591	2,655
Branches and Offices			85	88

Market Price Per Share of Common Stock for the Quarter Ended:
		Closing	$49.22	$47.25
		High	54.44	48.07
		Low	47.44	43.55

1       The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

2       The efficiency ratio is defined as non-interest expense divided by total revenue (net interest income and non-interest income).

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)	Table 2

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands except per share amounts)	2005	2005	2004 [1]	2005	2004 [1]
Interest Income
Interest and Fees on Loans and Leases	$94,381	$90,119	$82,079	$270,967	$243,853
Income on Investment Securities - Available for Sale	28,482	27,987	24,543	83,788	67,134
Income on Investment Securities - Held to Maturity	5,109	5,527	6,370	16,461	20,057
Deposits	57	36	496	116	3,373
Funds Sold	935	165	108	1,175	702
Other	270	271	801	990	2,524
Total Interest Income	129,234	124,105	114,397	373,497	337,643
Interest Expense
Deposits	15,766	13,577	8,990	40,947	26,750
Securities Sold Under Agreements to Repurchase	6,796	4,562	2,085	14,683	6,233
Funds Purchased	901	1,151	683	2,785	1,420
Short-Term Borrowings	50	45	15	127	43
Long-Term Debt	3,761	3,731	3,845	11,298	12,538
Total Interest Expense	27,274	23,066	15,618	69,840	46,984
Net Interest Income	101,960	101,039	98,779	303,657	290,659
Provision for Credit Losses	3,000	—	—	3,000	(3,500)
Net Interest Income After Provision for Credit Losses	98,960	101,039	98,779	300,657	294,159
Non-Interest Income
Trust and Asset Management	14,052	14,058	12,672	42,732	39,531
Mortgage Banking	2,618	2,594	1,711	7,802	6,496
Service Charges on Deposit Accounts	10,046	9,569	9,472	29,794	28,962
Fees, Exchange, and Other Service Charges	15,394	15,211	13,741	44,441	41,223
Investment Securities Gains (Losses)	8	337	—	345	(37)
Insurance	5,324	4,330	5,423	15,442	15,007
Other	8,074	4,575	10,035	17,949	25,562
Total Non-Interest Income	55,516	50,674	53,054	158,505	156,744
Non-Interest Expense
Salaries and Benefits	44,366	43,856	46,566	132,991	139,256
Net Occupancy	9,896	9,189	9,812	28,630	28,741
Net Equipment	5,335	5,377	5,847	16,183	17,610
Professional Fees	5,689	2,905	3,428	11,645	10,632
Other	19,310	17,677	18,537	55,014	56,098
Total Non-Interest Expense	84,596	79,004	84,190	244,463	252,337
Income Before Income Taxes	69,880	72,709	67,643	214,699	198,566
Provision for Income Taxes	25,051	26,280	24,576	77,919	71,468
Net Income	$44,829	$46,429	$43,067	$136,780	$127,098
Basic Earnings Per Share	$0.87	$0.90	$0.82	$2.62	$2.40
Diluted Earnings Per Share	$0.85	$0.87	$0.78	$2.55	$2.26
Dividends Declared Per Share	$0.33	$0.33	$0.30	$0.99	$0.90
Basic Weighted Average Shares	51,385,840	51,873,772	52,390,081	52,221,345	53,053,770
Diluted Weighted Average Shares	52,844,961	53,403,781	55,472,868	53,745,612	56,297,277

1       Certain 2004 information has been reclassified to conform to 2005 presentation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition (Unaudited)	Table 3

	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2005	2005	2004	2004

Assets
Interest-Bearing Deposits	$10,119	$4,825	$4,592	$29,976
Investment Securities - Available for Sale
Held in Portfolio	2,381,462	2,396,204	2,483,719	2,328,327
Pledged as Collateral	172,500	117,947	—	—
Investment Securities - Held to Maturity (Fair Value of $475,884, $522,993, $585,836, and $624,587)	485,041	526,767	589,908	630,276
Funds Sold	10,000	50,000	21,000	25,000
Loans Held for Sale	18,095	17,435	17,642	18,595
Loans and Leases	6,202,546	6,151,418	5,986,930	5,815,575
Allowance for Loan and Lease Losses	(91,654)	(101,587)	(106,796)	(124,651)
Net Loans	6,110,892	6,049,831	5,880,134	5,690,924
Total Earning Assets	9,188,109	9,163,009	8,996,995	8,723,098
Cash and Non-Interest-Bearing Deposits	296,152	293,115	225,359	290,974
Premises and Equipment	135,952	137,907	146,095	149,698
Customers’ Acceptance Liability	1,081	1,598	1,406	920
Accrued Interest Receivable	40,898	38,540	36,044	36,074
Foreclosed Real Estate	413	292	191	208
Mortgage Servicing Rights	18,049	18,239	18,769	19,995
Goodwill	34,959	34,959	36,216	36,216
Other Assets	369,622	372,031	305,116	337,626
Total Assets	$10,085,235	$10,059,690	$9,766,191	$9,594,809
Liabilities
Deposits
Non-Interest-Bearing Demand	$1,890,904	$1,918,749	$1,977,703	$1,898,602
Interest-Bearing Demand	1,716,306	1,641,873	1,536,323	1,471,836
Savings	2,880,066	2,967,993	2,960,351	2,991,386
Time	1,269,310	1,198,143	1,090,290	1,051,416
Total Deposits	7,756,586	7,726,758	7,564,667	7,413,240
Securities Sold Under Agreements to Repurchase	756,407	861,233	568,981	682,630
Funds Purchased	172,365	63,565	149,635	69,755
Short-Term Borrowings	8,537	9,894	15,000	11,939
Banker’s Acceptances Outstanding	1,081	1,598	1,406	920
Retirement Benefits Payable	67,136	66,638	65,708	62,976
Accrued Interest Payable	9,416	8,617	7,021	6,162
Taxes Payable and Deferred Taxes	276,678	283,082	229,928	249,265
Other Liabilities	98,026	83,462	96,373	88,596
Long-Term Debt	242,692	242,674	252,638	252,619
Total Liabilities	9,388,924	9,347,521	8,951,357	8,838,102
Shareholders’ Equity
Common Stock ($.01 par value); authorized 500,000,000 shares; issued / outstanding: September 2005 - 81,722,233 / 51,282,537, June 2005 - 81,721,733 / 51,853,734, December 2004 - 81,711,752 / 54,960,857, September 2004 - 81,710,695 / 53,021,591	815	815	813	813
Capital Surplus	463,084	457,280	450,998	413,696
Accumulated Other Comprehensive Income (Loss)	(34,697)	(18,471)	(12,917)	(5,698)
Retained Earnings	1,366,058	1,339,119	1,282,425	1,277,615
Deferred Stock Grants	(5,974)	(7,166)	(8,433)	(9,490)
Treasury Stock, at Cost (Shares: September 2005 - 30,439,696, June 2005 - 29,867,999, December 2004 - 26,750,895, September 2004 - 28,689,104)	(1,092,975)	(1,059,408)	(898,052)	(920,229)
Total Shareholders’ Equity	696,311	712,169	814,834	756,707
Total Liabilities and Shareholders’ Equity	$10,085,235	$10,059,690	$9,766,191	$9,594,809

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders’ Equity (Unaudited)	Table 4

				Accum.
				Other
				Comprehensive		Deferred
		Common	Capital	Income	Retained	Stock	Treasury	Comprehensive
(dollars in thousands)	Total	Stock	Surplus	(Loss)	Earnings	Grants	Stock	Income

Balance at December 31, 2004	$814,834	$813	$450,998	$(12,917)	$1,282,425	$(8,433)	$(898,052)
Comprehensive Income:
Net Income	136,780	—	—	—	136,780	—	—	$136,780
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities	(21,780)	—	—	(21,780)	—	—	—	(21,780)
Total Comprehensive Income								$115,000

Common Stock Issued under Stock Plans and Related Tax Benefits (803,278 shares)	33,268	2	12,086	—	(1,353)	2,459	20,074
Treasury Stock Purchased (4,478,932 shares)	(214,997)	—	—	—	—	—	(214,997)
Cash Dividends Paid	(51,794)	—	—	—	(51,794)	—	—
Balance at September 30, 2005	$696,311	$815	$463,084	$(34,697)	$1,366,058	$(5,974)	$(1,092,975)

Balance at December 31, 2003	$793,132	$807	$391,701	$(5,711)	$1,199,077	$(8,309)	$(784,433)
Comprehensive Income:
Net Income	127,098	—	—	—	127,098	—	—	$127,098
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities	13	—	—	13	—	—	—	13
Total Comprehensive Income								$127,111

Common Stock Issued under Stock Plans and Related Tax Benefits (2,305,545 shares)	71,984	6	21,995	—	(434)	(1,181)	51,598
Treasury Stock Purchased (4,209,363 shares)	(187,394)	—	—	—	—	—	(187,394)
Cash Dividends Paid	(48,126)	—	—	—	(48,126)	—	—
Balance at September 30, 2004	$756,707	$813	$413,696	$(5,698)	$1,277,615	$(9,490)	$(920,229)

Bank of Hawaii Corporation and Subsidiaries
Consolidated Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 5

	Three Months Ended			Three Months Ended			Three Months Ended			Nine Months Ended
	September 30, 2005			June 30, 2005			September 30, 2004 [1]			September 30, 2005
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$6.4	$0.1	3.55%	$6.0	$—	2.36%	$82.6	$0.5	2.39%	$5.8	$0.1	2.69%
Funds Sold	105.7	0.9	3.54	23.1	0.2	2.86	28.6	0.1	1.51	47.5	1.2	3.30
Investment Securities
Available for Sale	2,574.2	28.5	4.43	2,542.5	28.0	4.41	2,325.5	24.6	4.23	2,536.3	83.9	4.41
Held to Maturity	507.5	5.1	4.03	544.1	5.5	4.06	659.0	6.3	3.87	541.8	16.5	4.05
Loans Held for Sale	17.0	0.3	5.82	15.1	0.2	5.72	11.3	0.2	5.74	15.1	0.6
Loans and Leases [2]
Commercial and Industrial	984.2	15.8	6.38	945.0	14.3	6.07	815.1	10.7	5.27	946.6	43.3	6.12
Construction	186.4	3.0	6.35	140.9	2.1	5.91	81.1	1.0	5.01	150.7	6.7	5.97
Commercial Mortgage	560.2	8.4	5.95	599.3	8.8	5.89	658.9	8.8	5.29	588.3	25.8	5.85
Residential Mortgage	2,352.3	33.7	5.73	2,343.9	33.1	5.64	2,280.8	32.1	5.62	2,341.0	99.3	5.65
Other Revolving Credit and Installment	742.6	15.9	8.52	739.6	15.4	8.37	705.6	15.1	8.53	739.7	46.4	8.39
Home Equity	758.2	12.2	6.40	719.0	10.8	6.01	583.7	7.1	4.83	718.9	32.5	6.04
Purchased Home Equity	88.7	0.6	2.71	103.3	0.8	3.06	155.2	1.7	4.29	102.8	2.4	3.15
Lease Financing	497.7	4.5	3.55	499.2	4.7	3.74	516.0	5.4	4.17	499.6	13.9	3.72
Total Loans and Leases	6,170.3	94.1	6.07	6,090.2	90.0	5.91	5,796.4	81.9	5.63	6,087.6	270.3	5.93
Other	79.4	0.3	1.35	66.3	0.3	1.64	78.7	0.8	4.05	66.6	1.0	1.99
Total Earning Assets [3]	9,460.5	129.3	5.44	9,287.3	124.2	5.35	8,982.1	114.4	5.08	9,300.7	373.6	5.36
Cash and Non-Interest-Bearing Deposits	316.1			305.8			316.9			312.5
Other Assets	419.4			376.1			369.5			391.8
Total Assets	$10,196.0			$9,969.2			$9,668.5			$10,005.0

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,730.7	2.9	0.66	$1,667.3	2.4	0.58	$1,471.0	0.9	0.24	$1,672.5	6.9	0.56
Savings	2,890.2	5.3	0.73	2,970.8	4.8	0.65	2,998.4	3.2	0.43	2,944.1	14.5	0.66
Time	1,241.9	7.6	2.42	1,159.0	6.4	2.20	1,078.4	4.9	1.81	1,172.3	19.5	2.22
Total Interest-Bearing Deposits	5,862.8	15.8	1.07	5,797.1	13.6	0.94	5,547.8	9.0	0.64	5,788.9	40.9	0.95
Short-Term Borrowings	953.2	7.7	3.22	822.9	5.8	2.81	816.9	2.8	1.36	828.4	17.6
Long-Term Debt	242.7	3.8	6.19	242.7	3.7	6.16	246.8	3.8	6.22	244.7	11.3	6.16
Total Interest-Bearing Liabilities	7,058.7	27.3	1.53	6,862.7	23.1	1.35	6,611.5	15.6	0.94	6,862.0	69.8	1.36
Net Interest Income		$102.0			$101.1			$98.8			$303.8
Interest Rate Spread			3.91%			4.00%			4.14%			4.00%
Net Interest Margin			4.30%			4.36%			4.39%			4.36%
Non-Interest-Bearing Demand Deposits	1,970.9			1,950.2			1,932.0			1,967.9
Other Liabilities	443.7			439.5			393.4			435.4
Shareholders’ Equity	722.7			716.8			731.6			739.7
Total Liabilities and Shareholders’ Equity	$10,196.0			$9,969.2			$9,668.5			$10,005.0

1       Certain 2004 information has been reclassified to conform to 2005 presentation.

2       Non-performing loans are included in the respective average loan balances.  Income, if any, on such loans is recognized on a cash basis.

3       Interest income includes taxable-equivalent basis adjustment based upon a statutory tax rate of 35%.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 6

	Three Months Ended September 30, 2005 Compared to June 30, 2005
(dollars in millions)	Volume [1]	Rate [1]	Time [1]	Total
Change in Interest Income:
Interest-Bearing Deposits	$—	$0.1	$—	$0.1
Funds Sold	0.7	—	—	0.7
Investment Securities
Available for Sale	0.4	0.1	—	0.5
Held to Maturity	(0.4)	—	—	(0.4)
Loans Held for Sale	0.1	—	—	0.1
Loans and Leases
Commercial and Industrial	0.6	0.7	0.2	1.5
Construction	0.7	0.2	—	0.9
Commercial Mortgage	(0.6)	0.1	0.1	(0.4)
Residential Mortgage	0.1	0.5	—	0.6
Other Revolving Credit and Installment	0.1	0.2	0.2	0.5
Home Equity	0.6	0.7	0.1	1.4
Purchased Home Equity	(0.1)	(0.1)	—	(0.2)
Lease Financing	—	(0.3)	0.1	(0.2)
Total Loans and Leases	1.4	2.0	0.7	4.1
Total Change in Interest Income	2.2	2.2	0.7	5.1

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.1	0.4	—	0.5
Savings	(0.2)	0.6	0.1	0.5
Time	0.5	0.6	0.1	1.2
Total Interest-Bearing Deposits	0.4	1.6	0.2	2.2
Short-Term Borrowings	1.1	0.8	—	1.9
Long-Term Debt	—	0.1	—	0.1
Total Change in Interest Expense	1.5	2.5	0.2	4.2

Change in Net Interest Income	$0.7	$(0.3)	$0.5	$0.9

1       The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate, or time for that category.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits (Unaudited)	Table 7

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2005	2005 [1]	2004 [1]	2005	2004 [1]

Salaries	$27,652	$26,758	$27,993	$80,521	$83,307
Incentive Compensation	4,385	3,725	4,383	12,078	11,459
Stock Based Compensation	1,855	1,828	2,671	5,398	8,800
Commission Expense	1,864	2,281	1,780	6,397	5,691
Retirement and Other Benefits	4,512	4,437	4,099	13,717	12,670
Payroll Taxes	2,091	2,205	2,415	7,749	8,948
Medical, Dental, and Life Insurance	1,805	1,823	2,064	5,859	6,304
Separation Expense	202	799	1,161	1,272	2,077
Total Salaries and Benefits	$44,366	$43,856	$46,566	$132,991	$139,256

1       Certain prior information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Loan Portfolio Balances (Unaudited)	Table 8

	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2005	2005 [1]	2004 [1]	2004 [1]
Commercial
Commercial and Industrial	$968,146	$1,000,554	$911,843	$792,400
Commercial Mortgage	574,034	563,581	602,678	648,991
Construction	190,603	165,772	122,103	104,457
Lease Financing	468,378	471,600	479,100	479,063
Total Commercial	2,201,161	2,201,507	2,115,724	2,024,911
Consumer
Residential Mortgage	2,370,717	2,345,483	2,324,058	2,290,940
Home Equity	778,723	739,161	657,164	609,981
Purchased Home Equity	81,076	93,806	122,728	143,300
Other Revolving Credit and Installment	743,764	742,834	734,721	712,647
Lease Financing	27,105	28,627	32,535	33,796
Total Consumer	4,001,385	3,949,911	3,871,206	3,790,664
Total Loans and Leases	$6,202,546	$6,151,418	$5,986,930	$5,815,575

Air Transportation Credit Exposure 2 (Unaudited)

	September 30, 2005			Dec. 31, 2004 [1]	Sept. 30, 2004
		Unused	Total	Total	Total
(dollars in thousands)	Outstanding	Commitments	Exposure	Exposure	Exposure
United States Regional Passenger Carriers	$41,206	$1,656	$42,862	$54,981	$57,505
United States National Passenger Carriers	27,816	—	27,816	37,377	37,771
Passenger Carriers Based Outside United States	21,573	—	21,573	25,910	28,540
Cargo Carriers	13,240	—	13,240	13,771	13,771
Total Air Transportation	$103,835	$1,656	$105,491	$132,039	$137,587

1       Certain prior information has been reclassified to conform to current presentation.

2       Exposure includes loans, leveraged leases and operating leases.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Non-Performing Assets and Accruing Loans Past Due 90 Days or More (Unaudited)	Table 9

	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2005	2005	2004	2004

Non-Performing Assets
Non-Accrual Loans
Commercial
Commercial and Industrial	$471	$430	$683	$775
Commercial Mortgage	1,555	1,739	2,106	5,552
Lease Financing	4	1,586	2,973	1,913
Total Commercial	2,030	3,755	5,762	8,240
Consumer
Residential Mortgage	5,083	6,034	7,688	7,278
Home Equity	41	156	218	251
Total Consumer	5,124	6,190	7,906	7,529
Total Non-Accrual Loans	7,154	9,945	13,668	15,769
Foreclosed Real Estate	413	292	191	208
Other Investments	683	683	—	—
Total Non-Performing Assets	$8,250	$10,920	$13,859	$15,977

Accruing Loans Past Due 90 Days or More
Commercial
Commercial and Industrial	$—	$9	$52	$65
Commercial Mortgage	—	2,213	—	688
Total Commercial	—	2,222	52	753
Consumer
Residential Mortgage	1,545	1,310	387	2,588
Purchased Home Equity	83	—	183	97
Other Revolving Credit and Installment	1,479	1,417	1,433	1,533
Lease Financing	51	—	30	32
Total Consumer	3,158	2,727	2,033	4,250
Total Accruing Loans Past Due 90 Days or More	$3,158	$4,949	$2,085	$5,003

Total Loans and Leases	$6,202,546	$6,151,418	$5,986,930	$5,815,575

Ratio of Non-Accrual Loans to Total Loans	0.12%	0.16%	0.23%	0.27%

Ratio of Non-Performing Assets to Total Loans, Foreclosed Real Estate and Other Investments	0.13%	0.18%	0.23%	0.27%

Ratio of Non-Performing Assets and Accruing Loans Past Due 90 Days or More to Total Loans	0.18%	0.26%	0.27%	0.36%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$10,920	$13,365	$15,977	$21,160
Additions	919	3,088	5,164	2,094
Reductions
Payments	(1,326)	(5,097)	(6,435)	(1,386)
Return to Accrual	(2,007)	(392)	(456)	(1,122)
Sales of Foreclosed Assets	—	—	(206)	(682)
Charge-offs/Write-downs	(256)	(44)	(185)	(88)
Transfer to Premises	—	—	—	(3,999)
Total Reductions	(3,589)	(5,533)	(7,282)	(7,277)
Balance at End of Quarter	$8,250	$10,920	$13,859	$15,977

Bank of Hawaii Corporation and Subsidiaries
Consolidated Reserve for Credit Losses (Unaudited)	Table 10

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(dollars in thousands)	2005	2004	2005	2004

Balance at Beginning of Period	$106,163	$124,904	$113,596	$129,080
Loans Charged-Off
Commercial
Commercial and Industrial	620	227	1,775	3,942
Commercial Mortgage	—	—	—	574
Lease Financing	10,049	—	10,049	607
Consumer
Residential Mortgage	130	226	512	690
Home Equity	—	11	—	20
Purchased Home Equity	26	173	723	464
Other Revolving Credit and Installment	4,488	4,268	13,617	13,487
Lease Financing	6	45	69	109
Total Loans Charged-Off	15,319	4,950	26,745	19,893
Recoveries on Loans Previously Charged-Off
Commercial
Commercial and Industrial	528	1,206	1,281	3,431
Commercial Mortgage	146	1,093	240	1,933
Construction	—	94	—	529
Lease Financing	—	2	162	18
Consumer
Residential Mortgage	190	207	485	805
Home Equity	4	14	34	154
Purchased Home Equity	126	51	281	108
Other Revolving Credit and Installment	1,322	1,502	3,775	4,868
Lease Financing	7	9	58	80
Foreign	—	519	—	7,038
Total Recoveries on Loans Previously Charged-Off	2,323	4,697	6,316	18,964
Net Loan Charge-Offs	(12,996)	(253)	(20,429)	(929)
Provision for Credit Losses	3,000	—	3,000	(3,500)
Balance at End of Period [1]	$96,167	$124,651	$96,167	$124,651

Components
Allowance for Loan and Lease Losses	$91,654	$124,651	$91,654	$124,651
Reserve for Unfunded Commitments [2]	4,513	—	4,513	—
Total Reserve for Credit Losses	$96,167	$124,651	$96,167	$124,651

Average Loans Outstanding	$6,170,302	$5,796,350	$6,087,629	$5,770,642

Ratio of Net Loan Charge-Offs to Average Loans Outstanding (annualized)	0.84%	0.02%	0.45%	0.02%
Ratio of Allowance to Loans and Leases Outstanding [2]	1.48%	2.14%	1.48%	2.14%

1  Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

2  The reclassification of the reserve for unfunded commitments to other liabilities occurred in the fourth quarter of 2004 on a prospective basis.  Thus, September 30, 2004 allowance for loan and lease losses and reserve for unfunded commitments were reported together.  At September 30, 2004, the reserve for unfunded commitments was $6.7 million.

Bank of Hawaii Corporation and Subsidiaries
Business Segment Selected Financial Information (Unaudited)	Table 11a

			Investment	Treasury
	Retail	Commercial	Services	and Other	Consolidated
(dollars in thousands)	Banking	Banking	Group	Corporate	Total

Three Months Ended September 30, 2005
Net Interest Income	$56,549	$36,017	$3,223	$6,171	$101,960
Provision for Credit Losses	2,946	10,564	—	(10,510)	3,000
Net Interest Income After Provision for Credit Losses	53,603	25,453	3,223	16,681	98,960
Non-Interest Income	25,595	13,385	14,097	2,439	55,516
	79,198	38,838	17,320	19,120	154,476
Non-Interest Expense	(44,517)	(22,025)	(15,683)	(2,371)	(84,596)
Income Before Income Taxes	34,681	16,813	1,637	16,749	69,880
Provision for Income Taxes	(12,832)	(6,327)	(606)	(5,286)	(25,051)
Allocated Net Income	21,849	10,486	1,031	11,463	44,829
Allowance Funding Value	(178)	(586)	(5)	769	—
GAAP Provision	2,946	10,564	—	(10,510)	3,000
Economic Provision	(3,364)	(2,410)	(105)	(1)	(5,880)
Tax Effect of Adjustments	221	(2,800)	41	3,604	1,066
Income Before Capital Charge	21,474	15,254	962	5,325	43,015
Capital Charge	(5,569)	(4,645)	(1,548)	(8,113)	(19,875)
Net Income (Loss) After Capital Charge (NIACC)	$15,905	$10,609	$(586)	$(2,788)	$23,140

RAROC (ROE for the Company)	42%	36%	7%	16%	25%

Total Assets at September 30, 2005	$3,829,656	$2,538,084	$184,757	$3,532,738	$10,085,235

Three Months Ended September 30, 2004 [1]
Net Interest Income	$51,329	$33,967	$2,889	$10,594	$98,779
Provision for Credit Losses	2,121	(847)	(1)	(1,273)	—
Net Interest Income After Provision for Credit Losses	49,208	34,814	2,890	11,867	98,779
Non-Interest Income	22,430	15,350	12,812	2,462	53,054
	71,638	50,164	15,702	14,329	151,833
Non-Interest Expense	(43,605)	(23,019)	(13,632)	(3,934)	(84,190)
Income Before Income Taxes	28,033	27,145	2,070	10,395	67,643
Provision for Income Taxes	(10,372)	(10,069)	(766)	(3,369)	(24,576)
Allocated Net Income	17,661	17,076	1,304	7,026	43,067
Allowance Funding Value	(166)	(621)	(6)	793	—
GAAP Provision	2,121	(847)	(1)	(1,273)	—
Economic Provision	(3,584)	(2,467)	(86)	(1)	(6,138)
Tax Effect of Adjustments	602	1,456	34	179	2,271
Income Before Capital Charge	16,634	14,597	1,245	6,724	39,200
Capital Charge	(5,441)	(4,824)	(1,344)	(8,515)	(20,124)
Net Income (Loss) After Capital Charge (NIACC)	$11,193	$9,773	$(99)	$(1,791)	$19,076

RAROC (ROE for the Company)	33%	33%	10%	20%	23%

Total Assets at September 30, 2004	$3,711,048	$2,295,901	$124,943	$3,462,917	$9,594,809

1       Certain 2004 information has been reclassified to conform to 2005 presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segment Selected Financial Information (Unaudited)	Table 11b

			Investment	Treasury
	Retail	Commercial	Services	and Other	Consolidated
(dollars in thousands)	Banking	Banking	Group	Corporate	Total

Nine Months Ended September 30, 2005
Net Interest Income	$163,111	$106,105	$9,334	$25,107	$303,657
Provision for Credit Losses	9,962	11,216	(1)	(18,177)	3,000
Net Interest Income After Provision for Credit Losses	153,149	94,889	9,335	43,284	300,657
Non-Interest Income	74,917	33,651	42,952	6,985	158,505
	228,066	128,540	52,287	50,269	459,162
Non-Interest Expense	(130,135)	(65,604)	(42,594)	(6,130)	(244,463)
Income Before Income Taxes	97,931	62,936	9,693	44,139	214,699
Provision for Income Taxes	(36,235)	(23,326)	(3,586)	(14,772)	(77,919)
Allocated Net Income	61,696	39,610	6,107	29,367	136,780
Allowance Funding Value	(509)	(1,788)	(17)	2,314	—
GAAP Provision	9,962	11,216	(1)	(18,177)	3,000
Economic Provision	(10,304)	(7,300)	(298)	(3)	(17,905)
Tax Effect of Adjustments	315	(787)	117	5,871	5,516
Income Before Capital Charge	61,160	40,951	5,908	19,372	127,391
Capital Charge	(16,449)	(13,842)	(4,317)	(26,436)	(61,044)
Net Income (Loss) After Capital Charge (NIACC)	$44,711	$27,109	$1,591	$(7,064)	$66,347

RAROC (ROE for the Company)	41%	33%	15%	16%	25%

Total Assets at September 30, 2005	$3,829,656	$2,538,084	$184,757	$3,532,738	$10,085,235

Nine Months Ended September 30, 2004 [1]
Net Interest Income	$151,010	$101,569	$8,533	$29,547	$290,659
Provision for Credit Losses	7,455	1,630	47	(12,632)	(3,500)
Net Interest Income After Provision for Credit Losses	143,555	99,939	8,486	42,179	294,159
Non-Interest Income	67,833	37,923	40,238	10,750	156,744
	211,388	137,862	48,724	52,929	450,903
Non-Interest Expense	(131,382)	(69,092)	(39,888)	(11,975)	(252,337)
Income Before Income Taxes	80,006	68,770	8,836	40,954	198,566
Provision for Income Taxes	(29,602)	(25,450)	(3,269)	(13,147)	(71,468)
Allocated Net Income	50,404	43,320	5,567	27,807	127,098
Allowance Funding Value	(442)	(2,045)	(20)	2,507	—
GAAP Provision	7,455	1,630	47	(12,632)	(3,500)
Economic Provision	(10,489)	(8,065)	(279)	(6)	(18,839)
Tax Effect of Adjustments	1,286	3,138	93	3,749	8,266
Income Before Capital Charge	48,214	37,978	5,408	21,425	113,025
Capital Charge	(16,696)	(15,218)	(3,934)	(26,465)	(62,313)
Net Income (Loss) After Capital Charge (NIACC)	$31,518	$22,760	$1,474	$(5,040)	$50,712

RAROC (ROE for the Company)	32%	27%	15%	24%	22%

Total Assets at September 30, 2004	$3,711,048	$2,295,901	$124,943	$3,462,917	$9,594,809

1       Certain 2004 information has been reclassified to conform to 2005 presentation.

Bank of Hawaii Corporation and Subsidiaries
Quarterly Summary of Selected Consolidated Financial Data (Unaudited)	Table 12

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands except per share amounts)	2005	2005	2005	2004	2004 [1]

Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$94,381	$90,119	$86,467	$84,100	$82,079
Income on Investment Securities - Available for Sale	28,482	27,987	27,319	26,394	24,543
Income on Investment Securities - Held to Maturity	5,109	5,527	5,825	6,147	6,370
Deposits	57	36	23	107	496
Funds Sold	935	165	75	356	108
Other	270	271	449	267	801
Total Interest Income	129,234	124,105	120,158	117,371	114,397
Interest Expense
Deposits	15,766	13,577	11,604	9,993	8,990
Securities Sold Under Agreements to Repurchase	6,796	4,562	3,325	3,120	2,085
Funds Purchased	901	1,151	733	395	683
Short-Term Borrowings	50	45	32	39	15
Long-Term Debt	3,761	3,731	3,806	3,893	3,845
Total Interest Expense	27,274	23,066	19,500	17,440	15,618
Net Interest Income	101,960	101,039	100,658	99,931	98,779
Provision for Credit Losses	3,000	—	—	(6,500)	—
Net Interest Income After Provision for Credit Losses	98,960	101,039	100,658	106,431	98,779
Non-Interest Income
Trust and Asset Management	14,052	14,058	14,622	13,934	12,672
Mortgage Banking	2,618	2,594	2,590	1,516	1,711
Service Charges on Deposit Accounts	10,046	9,569	10,179	10,155	9,472
Fees, Exchange, and Other Service Charges	15,394	15,211	13,836	13,684	13,741
Investment Securities Gains (Losses)	8	337	—	(757)	—
Insurance	5,324	4,330	5,788	4,234	5,423
Other	8,074	4,575	5,300	5,584	10,035
Total Non-Interest Income	55,516	50,674	52,315	48,350	53,054
Non-Interest Expense
Salaries and Benefits	44,366	43,856	44,769	45,043	46,566
Net Occupancy	9,896	9,189	9,545	9,606	9,812
Net Equipment	5,335	5,377	5,471	6,316	5,847
Professional Fees	5,689	2,905	3,051	3,580	3,428
Other	19,310	17,677	18,027	17,558	18,537
Total Non-Interest Expense	84,596	79,004	80,863	82,103	84,190
Income Before Income Taxes	69,880	72,709	72,110	72,678	67,643
Provision for Income Taxes	25,051	26,280	26,588	26,437	24,576
Net Income	$44,829	$46,429	$45,522	$46,241	$43,067

Basic Earnings Per Share	$0.87	$0.90	$0.85	$0.86	$0.82
Diluted Earnings Per Share	$0.85	$0.87	$0.83	$0.82	$0.78

Balance Sheet Totals
Total Assets	$10,085,235	$10,059,690	$9,908,030	$9,766,191	$9,594,809
Net Loans	6,110,892	6,049,831	5,910,784	5,880,134	5,690,924
Total Deposits	7,756,586	7,726,758	7,760,662	7,564,667	7,413,240
Total Shareholders’ Equity	696,311	712,169	716,656	814,834	756,707

Performance Ratios
Net Income to Average Total Assets (ROA)	1.74%	1.87%	1.88%	1.89%	1.77%
Net Income to Average Shareholders’ Equity (ROE)	24.61	25.98	23.66	23.63	23.42
Efficiency Ratio [2]	53.72	52.07	52.86	55.37	55.45

1       Certain 2004 information has been reclassified to conform to 2005 presentation.

2       The efficiency ratio is defined as non-interest expense divided by total revenue (net interest income and non-interest income).